Exhibit 10.10

PROFUSA, INC.

SENIOR CONVERTIBLE PROMISSORY NOTE PURCHASE AGREEMENT

This Senior Convertible Promissory Note Purchase Agreement (as amended, restated, supplemented or otherwise modified from time to time, this “Agreement”) is made as of [●], 2023 (the “Effective Date”) by and among (i) PROFUSA, Inc., a California corporation (the “Company”), (ii) the persons and entities named on the Schedule of Purchasers attached hereto (individually, a “Purchaser,” and collectively, the “Purchasers”), and (iii) solely for purposes of Section 6, [●] and [●] (collectively, the “SPAC Sponsors,” and together with the Company and the Purchasers, the “Parties”).

RECITALS

Whereas, on the terms and subject to the conditions set forth herein, the Purchasers are willing to enter into with the Company, and the Company is willing to issue to the Purchasers, senior convertible promissory notes in the aggregate principal amount of up to $3,000,000 (the “Maximum Loan Amount”); and

Whereas, capitalized terms not otherwise defined herein shall have the meaning set forth in the form of Notes (as defined below) attached hereto as Exhibit B.

AGREEMENT

Now, Therefore, in consideration of the foregoing, and the representations, warranties, covenants and conditions set forth below, the Parties, intending to be legally bound, hereby agree as follows:

1.	Amount and Terms of the Loans.

1.1 The Loans.  Subject to the terms of the Transaction Documents (as defined below), each Purchaser agrees to lend to the Company at each Closing (as hereinafter defined) the amounts set forth opposite each such Purchaser’s name on the Schedule of Purchasers attached as Exhibit A hereto (each, a “Loan Amount,” and collectively, the “Total Loan Amount” or “Loan”) against the issuance and delivery by the Company of a senior convertible promissory note for each such Loan Amount, in substantially the form attached hereto as Exhibit B (each, a “Note,” and collectively, the “Notes”). Each Note shall be convertible in accordance with the terms and conditions provided in such Note.

2.	The Closings.

2.1 Initial Closing.  The initial closing of the sale and purchase of the Notes (the “Initial Closing”) shall be held on the Effective Date, or at such other time as the Company and Purchasers representing a majority-in-interest of the Notes to be purchased at the Initial Closing shall agree (the “Initial Closing Date”).  In the event there is more than one closing, the term “Closing” shall apply to each such closing unless otherwise specified herein, and the term “Closing Date” shall apply to the date of each such Closing unless otherwise specified herein.

2.2 Additional Closing.  If the aggregate principal amounts of the Notes sold at the Initial Closing is less than the Maximum Loan Amount, the Company shall have the right at any time within 180 days after the Initial Closing to sell, in one or more additional Closings, additional Notes with an aggregate principal amount that, together with the aggregate principal amount of all Notes issued at all prior Closings, equals or is less than the Maximum Loan Amount, to one or more additional purchasers as determined by the Company, or to any Purchaser hereunder who wishes to purchase additional Notes on the terms set forth herein; provided, that, any such additional purchaser shall (a) become a party to this Agreement, and (b) have the rights and obligations hereunder, by executing and delivering to the Company an additional counterpart signature page to this Agreement. Any additional purchaser shall be considered a “Purchaser” for purposes of this Agreement, and any Notes issued to such additional Purchasers shall be considered “Notes” for purposes of this Agreement and all other agreements contemplated hereby. The Schedule of Purchasers may be amended by the Company without the consent of the Requisite Lenders (as defined below) to include any additional Purchasers upon the execution by such Purchaser of a counterpart signature page hereto.

2.3 Delivery.  At each Closing (a) each Purchaser shall deliver to the Company by check, wire transfer or any combination thereof, the amount of such Purchaser’s portion of the Loan Amount to be funded at such Closing and as set forth under the applicable heading on Exhibit A; and (b) the Company shall issue and deliver to each Purchaser a Note in favor of such Purchaser payable in the principal amount of such Purchaser’s portion of the Loan Amount funded at such Closing.

3. Representations and Warranties of the Company. The Company hereby represents and warrants to each Purchaser, as of the date of this Agreement and as of each Closing for such Purchaser, as follows:

3.1 Organization, Good Standing and Qualification.  The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of California.  The Company has the requisite corporate power to own and operate its properties and assets and to carry on its business as now conducted and as proposed to be conducted.  The Company is duly qualified and is authorized to do business and is in good standing as a foreign corporation in all jurisdictions in which the nature of its activities and of its properties (both owned and leased) makes such qualification necessary, except for those jurisdictions in which failure to do so would not have a material adverse effect on: (a) the business, properties, operation or financial condition of the Company, (b) the ability of the Company to perform its obligations under this Agreement and each Note (collectively, the “Transaction Documents”) and (c) the validity or enforceability of the Transaction Documents or the rights or remedies of any Purchaser under the Transaction Documents (such material adverse effect, a “Material Adverse Effect”).

3.2 Corporate Power.  The Company has the requisite corporate power to execute and deliver this Agreement, to issue each Note and to carry out and perform its obligations under the terms of the Transaction Documents. The Company’s Board of Directors (the “Board”) has approved the Transaction Documents based upon a reasonable belief that the Transaction Documents and the consummation of the transactions contemplated thereby are appropriate for and in the best in interest of the Company after reasonable inquiry concerning the Company’s financing objectives and financial situation.

3.3 Authorization.  All corporate action on the part of the Company, its directors and its stockholders necessary for the authorization, execution, delivery and performance of this Agreement by the Company and the performance of the Company’s obligations hereunder, including the issuance and delivery of the Notes and the reservation of any equity securities issuable upon conversion of the Notes (collectively, the “Conversion Securities”) has been taken or will be taken prior to the issuance of such Conversion Securities. This Agreement and the Notes, when executed and delivered by the Company, shall constitute valid and binding obligations of the Company enforceable in accordance with their terms, subject to laws of general application relating to bankruptcy, insolvency, the relief of debtors and, with respect to rights to indemnity, subject to federal and state securities laws.  The Conversion Securities (if any), when issued in compliance with the provisions of this Agreement will be validly issued, fully paid and nonassessable and free of any liens or encumbrances and issued in compliance with all applicable federal and securities laws.

3.4 Governmental Consents.  All consents, approvals, orders, or authorizations of, or registrations, qualifications, designations, declarations, or filings with, any governmental authority, required on the part of the Company in connection with the valid execution and delivery of this Agreement, the offer, sale or issuance of the Notes and the Conversion Securities issuable upon conversion of the Notes or the consummation of any other transaction contemplated hereby shall have been obtained and will be effective at the Initial Closing.

3.5 Compliance with Laws.  To its knowledge, the Company is not in violation of any applicable statute, rule, regulation, order or restriction of any domestic or foreign government or any instrumentality or agency thereof in respect of the conduct of its business or the ownership of its properties, which violation of which would result in a Material Adverse Effect.

3.6 Compliance with Other Instruments.  The Company is not in violation or default of any term of its certificate of incorporation or bylaws. The execution, delivery and performance of this Agreement and the Notes, and the consummation of the transactions contemplated hereby or thereby will not result in any such violation or be in conflict with, or constitute, with or without the passage of time and giving of notice, either a default under any such provision, instrument, judgment, decree, order or writ or an event that results in the creation of any lien, charge or encumbrance upon any assets of the Company or the suspension, revocation, impairment, forfeiture, or nonrenewal of any material permit, license, authorization or approval applicable to the Company, its business or operations or any of its assets or properties.  Without limiting the foregoing, the Company has obtained all waivers reasonably necessary with respect to any preemptive rights, rights of first refusal or similar rights, including any notice or offering periods provided for as part of any such rights, in order for the Company to consummate the transactions contemplated hereunder without any third party obtaining any rights to cause the Company to offer or issue any securities of the Company as a result of the consummation of the transactions contemplated hereunder.

3.7 Offering.  Assuming the accuracy of the representations and warranties of the Purchasers contained in Section 4 hereof, the offer, issue, and sale of the Notes and the Conversion Securities are and will be exempt from the registration and prospectus delivery requirements of the Securities Act of 1933, as amended (the “Act”), and have been registered or qualified (or are exempt from registration and qualification) under the registration, permit, or qualification requirements of all applicable state securities laws.

4.	Representations and Warranties of the Purchasers.

4.1 Purchase for Own Account.  Each Purchaser represents that it is acquiring such Purchaser’s Note and any Conversion Securities (collectively, the “Securities”) solely for its own account or for its affiliates’ account for investment and except for any transfer to its affiliates, not for sale or with a view to distribution of the Securities or any part thereof, has no present intention of selling (in connection with a distribution or otherwise), granting any participation in, or otherwise distributing the same, and does not presently have reason to anticipate a change in such intention.

4.2 Binding Obligation.  Each Purchaser represents that it has full legal capacity, power and authority to execute and deliver this Agreement and to perform its obligations hereunder. This Agreement constitutes the valid and binding obligation of the Purchaser, enforceable in accordance with its terms, except as limited by bankruptcy, insolvency or other laws of general application relating to or affecting the enforcement of creditors’ rights generally and general principles of equity.

4.3 Information.  Without lessening or obviating the representations and warranties of the Company set forth in Section 3, each Purchaser hereby: (a) acknowledges that it has received all the information it has requested from the Company which it considers necessary or appropriate for deciding whether to acquire the Securities, and (b) represents that it has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Securities and to obtain any additional information necessary to verify the accuracy of the information given to it.

4.4 Ability to Bear Economic Risk.  Each Purchaser acknowledges that investment in the Securities involves a high degree of risk, and represents that it is able, without materially impairing its financial condition, to hold the Securities for an indefinite period of time and to suffer a complete loss of its investment.

4.5 Securities Law Compliance. Each Purchaser acknowledges that it has been advised that the Notes have not been registered under the Act, or any state securities laws and, therefore, cannot be resold unless they are registered under the Act and applicable state securities laws or unless an exemption from such registration requirements is available. Each Purchaser acknowledges that it is aware that the Company is under no obligation to effect any such registration with respect to the Notes or to file for or comply with any exemption from registration. Each Purchaser represents that it has not been formed solely for the purpose of making this investment and is purchasing the Note to be acquired by such Purchaser hereunder for its own account for investment, not as a nominee or agent, and not with a view to, or for resale in connection with, the distribution thereof, and such Purchaser has no present intention of selling, granting any participation in, or otherwise distributing the same. Each Purchaser represents that it has such knowledge and experience in financial and business matters that such Purchaser is capable of evaluating the merits and risks of such investment, is able to incur a complete loss of such investment without impairing such Purchaser’s financial condition and is able to bear the economic risk of such investment for an indefinite period of time.

4.6 Pre-Existing Relationship / Sophistication.  Each Purchaser either (i) has a preexisting personal or business relationship with the Company (or any of its officers, directors or controlling persons), and/or (ii) by reason of such Purchaser’s business or financial experience or the business or financial experience of such Purchaser’s professional advisers who are unaffiliated with and who are not compensated by the Company or any affiliate or selling agent of the Company, directly or indirectly, could be reasonably assumed to have the capacity to protect Purchaser’s own interests in connection with the transaction.

4.7 Further Limitations on Disposition.  Without in any way limiting the representations set forth above, each Purchaser further agrees not to make any disposition of all or any portion of the Securities unless and until:

(a) There is then in effect a registration statement under the Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or

(b) The Purchaser shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and if reasonably requested by the Company, such Purchaser shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration under the Act or any applicable state securities laws, provided that no such opinion shall be required for dispositions in compliance with Rule 144 or under Regulation S under the Act.

(c) Notwithstanding the provisions of Sections 4.7(a) and 4.7(b) above, no such registration statement or opinion of counsel shall be necessary for a transfer by such Purchaser to a partner (or retired partner) or member (or retired member) of such Purchaser in accordance with partnership or limited liability company interests, or transfers by gift, will or intestate succession to any spouse or lineal descendants or ancestors, if all transferees agree in writing to be subject to the terms hereof to the same extent as if they were Purchasers hereunder.

(d) Notwithstanding the foregoing, the Purchaser, other than with the prior consent of the Board and subject to complying with any internal policies and procedures relating thereto established by the Board from time to time, shall not make any disposition of all or any portion of the Securities via a secondary market (including the NASDAQ Private Market) or similar electronic or other secondary market facility.

4.8 Investor Status.  Each Purchaser represents that it:

(a) is an “accredited investor” as such term is defined in Rule 501 under the Act, and if other than an individual, such Purchaser also represents that such Purchaser has not been organized for the purpose of acquiring the Securities; or

(b) is not a “U.S. Person” as defined in Rule 902 of Regulation S under the Act.

4.9 Foreign Investors. If the Purchaser is not a United States person (as defined by Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended), the Purchaser hereby represents that it has satisfied itself as to the full observance of the laws of its jurisdiction in connection with any invitation to subscribe for the Securities or any use of this Agreement, including (a) the legal requirements within its jurisdiction for the purchase of the Securities; (b) any foreign exchange restrictions applicable to such purchase; (c) any governmental or other consents that may need to be obtained; and (d) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale, or transfer of the Securities. The Purchaser’s subscription and payment for and continued beneficial ownership of the Securities will not violate any applicable securities or other laws of the Purchaser’s jurisdiction.

4.10 No “Bad Actor” Disqualification Events. Each Purchaser represents that neither (a) the Purchaser, (b) any of its directors, executive officers, other officers that may serve as a director or officer of any company in which it invests, general partners or managing members, nor (c) any beneficial owner of any of the Company’s voting equity securities (in accordance with Rule 506(d) of the Act) held by such Purchaser is subject to any “disqualifying event” (as defined therein), except for disqualifying events covered by Rule 506(d)(2)(ii) or (iii) or (d)(3) under the Act and disclosed reasonably in advance of the Closing in writing in reasonable detail to the Company.

4.11 Tax Advisors. Each Purchaser represents that it has reviewed with its own tax advisors the U.S. federal, state and local and non-U.S. tax consequences of this investment and the transactions contemplated by this Agreement. With respect to such matters, each Purchaser acknowledges and agrees that it relies solely on any such advisors and not on any statements or representations of the Company or any of its agents, written or oral. Each Purchaser understands that it (and not the Company) shall be responsible for its own tax liability that may arise as a result of this investment and the transactions contemplated by this Agreement.

4.12 Further Assurances.  Each Purchaser agrees and covenants that at any time and from time to time it will promptly execute and deliver to the Company such further instruments and documents and take such further action as the Company may reasonably require in order to carry out the full intent and purpose of this Agreement and to comply with state or federal securities laws or other regulatory approvals.

4.13 Forward Looking Statements.  With respect to any forecasts, projections of results and other forward looking statements and information provided to the Purchaser, each Purchaser acknowledges that such statements were prepared based upon assumptions deemed reasonable by the Company at the time of preparation. There is no assurance that such statements will prove accurate, and the Company has no obligation to update such statements.

5. Covenants of the Company.  While any amount or obligation is outstanding under the Notes, the Company covenants and agrees as follows:

5.1 Compliance and Maintenance of Corporate Existence.  The Company shall maintain its corporate existence and observe and comply in all material respects with all applicable laws and requirements of any governmental authority relative to its corporate existence, rights and franchises, to the conduct of its business and to its property and assets, and will maintain and keep in full force and effect all licenses and permits necessary in any material respect to the proper conduct of its business.

5.2 Use of Proceeds.  The Company shall use the proceeds of the Notes solely for the operations of its business, and not for any personal, family or household purpose.

6. Covenants of the SPAC Sponsors.  The SPAC Sponsors covenant and agree to each Purchaser as follows:

6.1 Issuance of Parent Common Stock. If the Merger Closing (as defined below) occurs, the SPAC Sponsors covenant and agree that they shall, simultaneously with the Merger Closing, enter into a transfer agreement with each Purchaser pursuant to which the SPAC Sponsors shall transfer to each Purchaser a number of shares of Parent Common Stock (as defined in the Merger Agreement (as defined below)) equal to (x) 200% of the entire outstanding principal balance and all accrued but unpaid interest under such Purchaser’s Note, divided by (y) the Parent Common Stock Price (as defined below), with such shares to be registered.  In connection with such transfer, the SPAC Sponsors shall also assign to each Purchaser SPAC Sponsors rights with respect to such shares of Parent Common Stock under that certain Registration Rights Agreement between the SPAC, the SPAC Sponsors and certain other parties thereto to be entered into in connection with the Merger Closing and the Company shall cause the SPAC to consent to such transfer.

6.2 Definitions. For purposes of this Section 6, the following definitions shall apply:

(a) “Merger Agreement” means that certain Merger Agreement and Plan of Reorganization, by and among the Company, NorthView Acquisition Corp., a Delaware corporation (the “SPAC”), and NV Profusa Merger Sub, Inc., a Delaware corporation, dated as of November 7, 2022, as amended from time to time.

(b) “Merger Closing” means the Closing, as such term is defined in the Merger Agreement.

(c) “Parent Common Stock Price” means $10.00 per share of Parent Common Stock.

7. Conditions to Closing of the Purchasers.  Each Purchaser’s obligations at the applicable Closing are subject to the fulfillment, on or prior to the applicable Closing Date, of all of the t conditions, any of which may be waived in whole or in part on behalf of a Purchaser by such Purchaser:

7.1 Representations and Warranties. The representations and warranties made by the Company in Section 3 hereof shall have been true and correct when made, and shall be true and correct on the Closing Date.

7.2 Governmental Approvals and Filings. Except for any notices required or permitted to be filed after the Closing Date with certain federal and state securities commissions, the Company shall have obtained all governmental approvals required in connection with the lawful sale and issuance of the Notes.

7.3 Subordination of Certain Existing Notes. The holders of  (a) those certain Convertible Promissory Notes issued by the Company pursuant to that certain Note Purchase Agreement, dated August 5, 2020, as amended from time to time, and (b) those certain Senior Unsecured Promissory Notes issued by the Company pursuant to that certain Note Purchase Agreement, dated December 6, 2021, as amended from time to time (collectively, the notes described in clauses (a) and (b), the “Existing Notes”) shall have entered into a subordination agreement in favor of the Purchasers (as amended, restated, supplemented or otherwise modified from time to time, the “Subordination Agreement”).

7.4 Transaction Documents. The Company shall have duly executed and delivered to each Purchaser: (a) this Agreement, and (b) such Purchaser’s Note issued hereunder.

8. Conditions to Obligations of the Company. The Company’s obligation to issue the Notes at each Closing is subject to the fulfillment, on or prior to the applicable Closing Date, of the following conditions, any of which may be waived in whole or in part by the Company:

8.1 Representations and Warranties. The representations and warranties made by the Purchasers in Section 4 hereof shall be true and correct when made, and shall be true and correct on the applicable Closing Date.

8.2 Transaction Documents and Purchase Price. Each Purchaser shall have (a) duly executed and delivered to the Company (i) this Agreement, and (ii) the Subordination Agreement, and (b) funded the full Loan Amount of such Purchaser’s Note to be issued at such Closing.

9.	Miscellaneous

9.1 Binding Agreement.  The terms and conditions of the Transaction Documents shall inure to the benefit of and be binding upon the respective successors and assigns of the parties.  Nothing in the Transaction Documents, expressed or implied, is intended to confer upon any third party any rights, remedies, obligations, or liabilities under or by reason of the Transaction Documents, except as expressly provided in herein and therein.

9.2 Governing Law.  The Transaction Documents shall be governed by and construed under the laws of the State of Delaware as applied to agreements among Delaware residents, made and to be performed entirely within the State of Delaware, without giving effect to conflicts of laws principles.

9.3 Counterparts.  The Transaction Documents may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.  The Transaction Documents may also be executed and delivered by facsimile signature, PDF or any electronic signature complying with the U.S. Federal ESIGN Act of 2000 (e.g., www.docusign.net).

9.4 Titles and Subtitles.  The titles and subtitles used in the Transaction Documents are used for convenience only and are not to be considered in construing or interpreting the Transaction Documents.

9.5 Notices.  All notices required or permitted hereunder or under the other Transaction Documents shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by electronic mail upon confirmation of receipt or facsimile if sent during normal business hours of the recipient, if not, then on the next business day, (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid within the United States, or (d) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt, when sent and delivered within the United States or (e) three (3) business days after deposit with an internationally recognized overnight courier, freight prepaid, specifying expedited delivery, with written verification of receipt when sent internationally.  All communications shall be sent to the Company at 5959 Horton Street, Suite 450, Emeryville, CA 94608, Attention: Ben Hwang, Email: ben.hwang@profusa.com, and with respect to a Purchaser, at the address of such Purchaser set forth on the Schedule of Purchasers, or at such other address or electronic mail address as the Company or the applicable Purchaser may designate by ten (10) days advance written notice to the other parties hereto.

9.6 Amendment; Modification; Waiver.  Except as set forth in Section 2.2, no amendment, modification or waiver of any provision of this Agreement or the Notes or consent to departure therefrom shall be effective unless in writing and approved by the Company and the Purchasers holding Notes representing at least a majority of the Total Loan Amount of all Notes then outstanding (the “Requisite Lenders”); provided, however, that Section 6 of this Agreement may be amended, modified, terminated or waived only with the written consent of the Company and the SPAC Sponsors.  Any amendment or waiver of this Agreement or the Notes effected in accordance with this Section 9.6 shall be binding upon all Parties including each Purchaser and its permitted transferees.

9.7 Effect of Modification or Waiver.  Except as set forth in each Note, each Purchaser acknowledges that by the operation of Section 9.6 hereof, the Requisite Lenders will have the right and power to diminish or eliminate all rights of each Purchaser under this Agreement and each Note issued to each such Purchaser.

9.8 Expenses.  The Company and each Purchaser shall each bear their respective expenses and legal fees incurred with respect to the Transaction Documents and the transactions contemplated hereby; provided, however, the Company shall, contingent upon the Initial Closing, reimburse the Purchaser(s) purchasing a Note in the Initial Closing for up to $30,000 of their reasonable and documented outside legal counsel fees and out-of-pocket expenses incurred in connection with the transactions contemplated hereby.

9.9 Exculpation Among Purchasers.  Each Purchaser acknowledges that it is not relying upon any person, firm, or corporation, other than the Company and its officers and directors, in making its investment or decision to invest in the Company.

9.10 Waiver of Conflicts.  Each party to this Agreement acknowledges that Sidley Austin LLP (“Sidley”), outside general counsel to the Company, may have in the past performed and is or may now or in the future represent one or more Purchasers or their affiliates in matters unrelated to the transactions contemplated by this Agreement (the “Bridge Financing”), including representation of such Purchasers or their affiliates in matters of a similar nature to the Bridge Financing.  The applicable rules of professional conduct require that Sidley inform the parties hereunder of this representation and obtain their consent.  Sidley has served as outside general counsel to the Company and has negotiated the terms of the Bridge Financing solely on behalf of the Company.  The Company and each Purchaser hereby (a) acknowledge that they have had an opportunity to ask for and have obtained information relevant to such representation, including disclosure of the reasonably foreseeable adverse consequences of such representation; (b) acknowledge that with respect to the Bridge Financing, Sidley has represented solely the Company, and not any Purchaser or any stockholder, director or employee of the Company or any Purchaser; and (c) gives its informed consent to Sidley’s representation of the Company in the Bridge Financing.

9.11 Delays or Omissions.  It is agreed that no delay or omission to exercise any right, power or remedy accruing to each Purchaser, upon any breach or default of the Company under this Agreement or any Note shall impair any such right, power or remedy, nor shall it be construed to be a waiver of any such breach or default, or any acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. It is further agreed that any waiver, permit, consent or approval of any kind or character by Purchaser of any breach or default under this Agreement, or any waiver by any Purchaser of any provisions or conditions of this Agreement must be in writing and shall be effective only to the extent specifically set forth in writing and that all remedies, either under this Agreement, or by law or otherwise afforded to the Purchaser, shall be cumulative and not alternative.

9.12 Entire Agreement.  This Agreement, the Exhibits hereto and the Subordination Agreement constitute the full and entire understanding and agreement between the parties with regard to the subject matter hereof and no party shall be liable or bound to any other party in any manner by any representations, warranties, covenants and agreements except as specifically set forth herein.

9.13 California Corporate Securities Law.  THE SALE OF THE SECURITIES WHICH ARE THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF SUCH SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO SUCH QUALIFICATION OR IN THE ABSENCE OF AN EXEMPTION FROM SUCH QUALIFICATION IS UNLAWFUL.  PRIOR TO ACCEPTANCE OF SUCH CONSIDERATION BY THE COMPANY, THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED OR AN EXEMPTION FROM SUCH QUALIFICATION BEING AVAILABLE.

[Signature Pages Follow]

In Witness Whereof, the parties have executed this Senior Convertible Promissory Note Purchase Agreement as of the date first written above.

COMPANY: PROFUSA, Inc. By: Ben C. Hwang Chairman and Chief Executive Officer

[PROFUSA, Inc. – Senior Convertible Promissory Note Purchase Agreement]

In Witness Whereof, the parties have executed this Senior Convertible Promissory Note Purchase Agreement as of the date first written above.

SPAC SPONSOR: [●]
By:
Name:
Title:
Address:

[PROFUSA, Inc. – Senior Convertible Promissory Note Purchase Agreement]

In Witness Whereof, the parties have executed this Senior Convertible Promissory Note Purchase Agreement as of the date first written above.

PURCHASER: (If Purchaser is an entity)
Entity Name:

By:
Name:
Title:

Address:

(If Purchaser is an individual)

By:
Name:

Address:

[PROFUSA, Inc. – Senior Convertible Promissory Note Purchase Agreement]

EXHIBIT A

SCHEDULE OF PURCHASERS

Initial Closing: _________________, 2023

Name and Address	Amount of Note
[Name] [Address] [Address] Email: [●]	$[●]
[Name] [Address] [Address] Email: [●]	$[●]
TOTAL:	$[●]

EXHIBIT B

FORM OF SENIOR CONVERTIBLE PROMISSORY NOTE

[See attached]